UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2021
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

LivePerson, Inc. (the “Company”) announced today that Ernest Cu has joined its Board of Directors (the “Board”), as a Class I Director, following the recommendation of the Company’s Nominating and Corporate Governance Committee.

Mr. Cu currently serves as the Executive Director, President and Chief Executive Officer (CEO) of Globe Telecom, Inc., a leading telecommunications provider in the Philippines. Mr. Cu served as Deputy Chief Executive Officer of Globe Telecom, Inc. from October 2008 until his appointment as Executive Director, President and CEO in April 2009. From 1997 to 2008, Mr. Cu served as the President and CEO of SPi Technologies. The Company believes that Mr. Cu’s global perspective and strong leadership experience in areas such as infrastructure modernization, sustainability, and product innovation, particularly in the communications space and with consumer offerings, will allow him to make a significant and meaningful contribution as a director of the Company.

Mr. Cu will receive standard director fees and benefits, including an initial grant of equity under the Company’s 2019 Stock Incentive Plan. There is no arrangement or understanding between Mr. Cu and any other persons or entities pursuant to which Mr. Cu was elected as a director. Mr. Cu is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company intends to enter into its form of director and executive officer indemnification agreement with Mr. Cu, a copy of which has been filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 13, 2012.

On April 27, 2021, the Company issued a press release announcing Mr. Cu’s election to the Board. A copy of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description

99.1	Press release issued April 27, 2021, announcing election of Ernest Cu to the Board of Directors of LivePerson, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	April 27, 2021	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President of Policy and General Counsel